EXHIBIT 99.1
                                  ------------

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Mortgage Loans consist of approximately 7,875 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,200,000,000.01. The Group I Mortgage Loans consist of approximately 6,891 Mortgage Loans with a Cut-off Date Principal Balance of approximately $977,835,723.31. The Group II Mortgage Loans consist of approximately 984 Mortgage Loans with a Cut-off Date Principal Balance of approximately $222,164,276.70.

          All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 91.76% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 8.24% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 95.88% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 4.12% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 92.52% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 7.48% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.13% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.44% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.19% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until one year after the date of origination, (ii)the first adjustment of the rates for approximately 88.88% of the Adjustable-Rate Group I Mortgage Loans and approximately 87.28% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 88.57% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 7.18% of the Adjustable-Rate Group I Mortgage Loans and approximately 7.62% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 7.26% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 3.68% of the Adjustable- Rate Group I Mortgage Loans and approximately 4.66% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 3.87% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable- Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate

Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

          Approximately 31.65% of the Group I Mortgage Loans, approximately 50.75% of the Group II Mortgage Loans and approximately 35.19% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

          Approximately 79.29% of the Group I Mortgage Loans, approximately 77.39% of the Group II Mortgage Loans and approximately 78.94% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 48 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 62.26% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See "Material Legal Aspects of Mortgage Loans--Prepayment Charge; Late Fees" in the prospectus.

         MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

          Approximately 99.99% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 99.40%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

          All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

          The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to June 2003 or after August 2004, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July 2034.

          The average Principal Balance of the Mortgage Loans at origination was approximately $152,541. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $152,381. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $698,337 or less than approximately $27,461.

          As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 10.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.268% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.250% per annum to 8.375% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 9.750% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.979% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.234% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.233% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in July 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 24 months.

          The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                                CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------              --------------                ----                          ------------
  27,461 - 50,000.........................         198            $       8,547,387.60                       0.71%
  50,001 -100,000.........................       2,077                  164,426,556.74                      13.70
 100,001 -150,000.........................       2,446                  306,659,311.59                      25.55
 150,001 -200,000.........................       1,592                  274,698,925.74                      22.89
 200,001 -250,000.........................         676                  151,319,632.93                      12.61
 250,001 -300,000.........................         400                  109,809,387.94                       9.15
 300,001 -350,000.........................         216                   70,157,974.41                       5.85
 350,001 -400,000.........................         124                   46,387,322.95                       3.87
 400,001 -450,000.........................          72                   30,559,618.75                       2.55
 450,001 -500,000.........................          47                   22,286,441.34                       1.86
 500,001 -550,000.........................          17                    8,964,941.95                       0.75
 550,001 -600,000.........................           5                    2,919,487.40                       0.24
 600,001 -650,000.........................           4                    2,564,673.90                       0.21
 650,001 -698,337.........................           1                      698,336.77                       0.06
                                                 -----            --------------------                     ------
                      Total...............       7,875            $   1,200,000,000.01                     100.00%
                                                 =====            ====================                     ======
------------------
(1)  The average Cut-off Date Principal Balance of the Mortgage Loans was
     approximately $152,380.95.




                                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                 MORTGAGE LOANS                DATE                          CUT-OFF DATE
               ------------                 --------------                ----                          ------------
558 -599.................................            5            $         802,014.54                     0.07%
600 -600.................................          129                   18,824,508.69                     1.57
601 -650.................................        4,593                  647,557,804.16                    53.96
651 -700.................................        2,252                  368,274,556.25                    30.69
701 -750.................................          708                  129,792,985.20                    10.82
751 -800.................................          180                   33,211,333.45                     2.77
801 -817.................................            8                    1,536,797.72                     0.13
                                                 -----            --------------------                   ------
                     Total...............        7,875            $   1,200,000,000.01                   100.00%
                                                 =====            ====================                   ======

--------------------
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 652.



                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ----------------------              --------------                ----                          ------------
 180......................................            28           $       2,887,725.35                     0.24%
240.......................................             1                      97,811.64                     0.01
360.......................................         7,846               1,197,014,463.02                    99.75
                                                   -----           --------------------                   ------
     Total................................         7,875           $   1,200,000,000.01                   100.00%
                                                   =====           ====================                   ======
-------------------
(1)  The weighted average original term to maturity of the Mortgage Loans was approximately 360 months.




                                 REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
         -----------------------              --------------                ----                          ------------
 177 -178.................................            16           $       1,478,969.96                     0.12%
 179 -180.................................            12                   1,408,755.39                     0.12
 239 -240.................................             1                      97,811.64                     0.01
 347 -348.................................             1                     206,000.00                     0.02
 351 -352.................................             1                     114,025.19                     0.01
 353 -354.................................             7                   1,771,613.43                     0.15
 355 -356.................................           137                  20,248,997.52                     1.69
 357 -358.................................         5,209                 789,511,273.77                    65.79
 359 -360.................................         2,491                 385,162,553.11                    32.10
                                                   -----           --------------------                   ------
      Total...............................         7,875           $   1,200,000,000.01                   100.00%
                                                   =====           ====================                   ======
-------------------
(1)  The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.




                                              PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                   MORTGAGE LOANS                DATE                          CUT-OFF DATE
              -------------                   --------------                ----                          ------------
Single Family ............................         5,942           $     867,576,263.87                      72.30%
PUD(1)....................................         1,178                 212,850,177.30                      17.74
Condominium...............................           505                  73,900,705.55                       6.16
2 Units...................................           245                  45,055,631.55                       3.75
3 Units...................................             4                     530,882.73                       0.04
4 Units...................................             1                      86,339.01                       0.01
                                                   -----           --------------------                     ------
      Total...............................         7,875           $   1,200,000,000.01                     100.00%
                                                   =====           ====================                     ======

------------------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                          OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                 MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------                 --------------                ----                          ------------
Primary...................................         7,868             $   1,199,007,412.56                    99.92%
Second Home...............................             5                       665,130.93                     0.06
Non-Owner.................................             2                       327,456.52                     0.03
                                                   -----             --------------------                   ------
                      Total...............         7,875             $   1,200,000,000.01                   100.00%
                                                   =====             ====================                   ======
------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                                   PURPOSE OF THE MORTGAGE LOANS


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 PURPOSE                      MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 -------                      --------------                ----                          ------------
Purchase..................................         6,136            $     910,121,994.30                    75.84%
Cash Out Refinance........................         1,417                  239,327,829.05                    19.94
Rate/Term Refinance.......................           322                   50,550,176.66                     4.21
                                                   -----            --------------------                   ------
                      Total...............         7,875            $   1,200,000,000.01                   100.00%
                                                   =====            ====================                   ======




                           COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)


                                                                       PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                    NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS                DATE                          CUT-OFF DATE
-----------------------------------------        --------------                ----                          ------------
 79.51-  80.00............................                1             $          73,048.99                     0.01%
 80.01-  85.00............................                3                     1,185,014.42                     0.10
 85.01-  90.00............................                2                       541,896.89                     0.05
 90.01-  95.00............................              637                   108,953,271.10                     9.08
 95.01- 100.00............................            7,232                 1,089,246,768.61                    90.77
                                                      -----             --------------------                   ------
                      Total...............            7,875             $   1,200,000,000.01                   100.00%
                                                      =====             ====================                   ======

------------------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 99.40%.



               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 LOCATION                     MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 --------                     --------------                ----                          ------------
Alabama...................................           94             $      10,067,732.69                     0.84%
Arizona...................................          130                    19,102,941.78                     1.59
Arkansas..................................           36                     4,953,425.79                     0.41
California................................          508                   135,679,237.46                    11.31
Colorado..................................          115                    24,276,845.93                     2.02
Connecticut...............................           34                     5,745,639.47                     0.48
Delaware..................................           15                     2,029,203.76                     0.17
District of Columbia......................            7                     1,421,081.44                     0.12
Florida...................................          759                   120,738,573.57                    10.06
Georgia...................................          389                    61,393,788.70                     5.12
Idaho.....................................           17                     1,898,751.72                     0.16
Illinois..................................          560                    86,228,379.50                     7.19
Indiana...................................          353                    37,090,669.09                     3.09
Iowa......................................           57                     4,761,593.40                     0.40
Kansas....................................           69                     7,930,819.03                     0.66
Kentucky..................................          192                    22,252,532.75                     1.85
Louisiana.................................           69                     7,763,573.32                     0.65
Maine.....................................           31                     4,408,267.77                     0.37
Maryland..................................          135                    25,925,397.46                     2.16
Massachusetts.............................           96                    22,168,103.21                     1.85
Michigan..................................          550                    79,035,989.32                     6.59
Minnesota.................................          239                    43,658,496.27                     3.64
Missouri..................................          181                    20,926,779.75                     1.74
Montana...................................            1                       190,000.00                     0.02
Nebraska..................................           29                     3,233,987.04                     0.27
Nevada....................................          118                    22,801,070.33                     1.90
New Hampshire.............................           28                     5,504,923.84                     0.46
New Jersey................................          117                    24,221,958.84                     2.02
New Mexico................................           34                     4,053,268.85                     0.34
New York..................................          190                    36,032,735.79                     3.00
North Carolina ...........................          406                    59,259,298.99                     4.94
North Dakota..............................            5                       376,006.59                     0.03
Ohio......................................          782                    92,011,019.72                     7.67
Oklahoma..................................           26                     2,689,878.05                     0.22
Oregon....................................           94                    16,207,994.77                     1.35
Pennsylvania..............................          224                    24,984,268.30                     2.08
Rhode Island..............................           18                     3,447,538.07                     0.29
South Carolina............................          198                    24,091,778.42                     2.01
South Dakota..............................            8                     1,023,307.30                     0.09
Tennessee.................................          102                    11,417,031.85                     0.95
Texas.....................................          420                    53,172,071.55                     4.43
Utah......................................           85                    12,881,806.46                     1.07
Vermont...................................            3                       380,667.88                     0.03
Virginia..................................          104                    17,200,973.85                     1.43
Washington................................           77                    13,239,863.17                     1.10
West Virginia.............................            8                       791,251.71                     0.07
Wisconsin.................................          161                    21,248,562.01                     1.77
Wyoming...................................            1                        80,913.45                     0.01
                                                  -----             --------------------                   ------
                      Total...............        7,875             $   1,200,000,000.01                   100.00%
                                                  =====             ====================                   ======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.23% in the 92562 ZIP Code.



                                      DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL                MORTGAGE LOANS                DATE                          CUT-OFF DATE
           -------------------                --------------                ----                          ------------
Full Documentation........................         7,335           $   1,094,142,097.13                      91.18%
No Income Verification....................           353                  66,919,485.60                       5.58
Limited Income Verification...............           130                  24,684,022.15                       2.06
Stated Plus Documentation.................            57                  14,254,395.13                       1.19
                                                   -----           --------------------                     ------
                      Total...............         7,875           $   1,200,000,000.01                     100.00%
                                                   =====           ====================                     ======




                                            CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------             --------------                ----                          ------------
  5.125 -  6.000..........................           236           $      48,276,708.24                       4.02%
  6.001 -  7.000..........................         2,555                 464,771,266.68                      38.73
  7.001 -  8.000..........................         3,596                 514,994,734.79                      42.92
  8.001 -  9.000..........................         1,379                 162,092,981.13                      13.51
  9.001 - 10.000..........................           108                   9,801,713.38                       0.82
 10.001 - 10.125..........................             1                      62,595.79                       0.01
                                                   -----           --------------------                     ------
                      Total...............         7,875           $   1,200,000,000.01                     100.00%
                                                   =====           ====================                     ======
------------------
(1)  The weighted average current Mortgage Rate of the Mortgage Loans as of the
     Cut-off Date was approximately 7.268% per annum.




                                   GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)                 MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------                 --------------                ----                          ------------
  3.250 -  4.000..........................             2            $         453,348.54                     0.04%
  4.001 -  5.000..........................           181                   36,662,602.16                     3.30
  5.001 -  6.000..........................         3,611                  613,590,006.87                    55.26
  6.001 -  7.000..........................         3,075                  426,185,191.02                    38.38
  7.001 -  8.000..........................           291                   33,184,861.06                     2.99
  8.001 -  8.375..........................             1                      219,881.06                     0.02
                                                   -----            --------------------                   ------
                      Total...............         7,161            $   1,110,295,890.71                   100.00%
                                                   =====            ====================                   ======

----------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.979% per annum.



                        NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE             MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------             --------------                ----                          ------------
 09/01/04 ................................            1             $         257,450.00                     0.02%
 11/01/04 ................................            1                       323,000.00                     0.03
 12/01/04 ................................            3                       552,946.68                     0.05
 03/01/05 ................................            2                       552,563.73                     0.05
 04/01/05 ................................            4                       933,477.67                     0.08
 05/01/05 ................................            4                       586,206.52                     0.05
 06/01/05 ................................            2                       269,946.08                     0.02
 10/01/05 ................................            1                       114,025.19                     0.01
 11/01/05 ................................            1                       422,266.45                     0.04
 12/01/05 ................................            3                       603,334.63                     0.05
 01/01/06 ................................            6                     1,333,984.55                     0.12
 02/01/06 ................................          115                    16,707,542.30                     1.50
 03/01/06 ................................        1,250                   192,202,407.66                    17.31
 04/01/06 ................................        1,914                   295,354,959.10                    26.60
 05/01/06 ................................        1,605                   243,574,894.45                    21.94
 06/01/06 ................................        1,448                   220,156,450.76                    19.83
 07/01/06 ................................           65                    12,764,364.63                     1.15
 01/01/07 ................................            1                       287,050.12                     0.03
 03/01/07 ................................           37                     5,360,406.31                     0.48
 04/01/07 ................................           67                    10,600,333.43                     0.95
 05/01/07 ................................          158                    26,540,934.24                     2.39
 06/01/07 ................................          210                    36,154,599.56                     3.26
 07/01/07 ................................           11                     1,691,010.64                     0.15
 11/01/08 ................................            1                       470,346.89                     0.04
 02/01/09 ................................            5                       592,549.43                     0.05
 03/01/09 ................................           62                    10,565,240.35                     0.95
 04/01/09 ................................           66                    10,731,764.32                     0.97
 05/01/09 ................................           46                     7,245,576.49                     0.65
 06/01/09 ................................           71                    13,186,369.47                     1.19
 07/01/09 ................................            1                       159,889.06                     0.01
                                                  -----             --------------------                   ------
                      Total...............        7,161             $   1,110,295,890.71                   100.00%
                                                  =====             ====================                   ======

------------------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 24 months.



                              MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
 9.750 - 10.000..........................             1             $         325,000.00                    0.03%
11.001 - 12.000..........................           234                    48,040,953.19                    4.33
12.001 - 13.000..........................         2,460                   448,937,669.78                   40.43
13.001 - 14.000..........................         3,203                   463,661,429.81                   41.76
14.001 - 15.000..........................         1,182                   141,666,304.81                   12.76
15.001 - 15.875..........................            81                     7,664,533.12                    0.69
                                                  -----             --------------------                  ------
                     Total...............         7,161             $   1,110,295,890.71                  100.00%
                                                  =====             ====================                  ======
-------------------
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage
     Loans as of the Cut-off Date was approximately 13.233% per annum.




                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
  5.125 -  6.000..........................          234           $      48,040,953.19                       4.33%
  6.001 -  7.000..........................        2,461                 449,262,669.78                      40.46
  7.001 -  8.000..........................        3,203                 463,661,429.81                      41.76
  8.001 -  9.000..........................        1,182                 141,666,304.81                      12.76
  9.001 -  9.875..........................           81                   7,664,533.12                       0.69
                                                  -----           --------------------                     ------
                      Total...............        7,161           $   1,110,295,890.71                     100.00%
                                                  =====           ====================                     ======
------------------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage
     Loans as of the Cut-off Date was approximately 7.234% per annum.




                       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS                DATE                          CUT-OFF DATE
      -----------------------------          --------------                ----                          ------------
1.000.....................................           5           $       1,133,396.68                       0.10%
2.000.....................................          11                   2,136,194.00                       0.19
3.000.....................................       7,145               1,107,026,300.03                      99.71
                                                 -----           --------------------                     ------
                      Total...............       7,161           $   1,110,295,890.71                     100.00%
                                                 =====           ====================                     ======

-------------------
(1)  Relates solely to initial rate adjustments.



                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)               MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------               --------------                ----                          ------------
1.000.....................................         7,161              $1,110,295,890.71                     100.00%
                                                   -----              -----------------                     ------
                      Total...............         7,161              $1,110,295,890.71                     100.00%
                                                   =====              =================                     ======

-------------------
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.



         GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 99.99% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 99.43%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to June 2003 or after August 2004, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is July 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $142,056. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $141,900. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $424,351 or less than approximately $27,461.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 10.125% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.317% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.000% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 9.750% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.018% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.281% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.280% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in July 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 24 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):




                               CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)               MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------               --------------                ----                          ------------
 27,461 - 50,000.........................           175             $     7,597,207.15                        0.78%
 50,001 -100,000.........................         1,895                 149,997,432.24                       15.34
100,001 -150,000.........................         2,215                 278,094,615.54                       28.44
150,001 -200,000.........................         1,465                 252,531,501.35                       25.83
200,001 -250,000.........................           619                 138,464,098.51                       14.16
250,001 -300,000.........................           365                 100,176,797.83                       10.24
300,001 -350,000.........................           143                  45,551,243.34                        4.66
350,001 -400,000.........................            10                   3,741,222.69                        0.38
400,001 -424,351.........................             4                   1,681,604.66                        0.17
                                                  -----             ------------------                      ------
                     Total...............         6,891             $   977,835,723.31                      100.00%
                                                  =====             ==================                      ======
------------------
(1)  The average Cut-off Date Principal Balance of the Group I Mortgage Loans
     was approximately $141,900.41.




                                     CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                  MORTGAGE LOANS                DATE                          CUT-OFF DATE
               ------------                  --------------                ----                          ------------
 558 -599.................................           4             $       379,748.09                       0.04%
 600 -600.................................         120                  16,600,770.79                       1.70
 601 -650.................................       4,083                 550,317,222.51                      56.28
 651 -700.................................       1,949                 294,916,199.51                      30.16
 701 -750.................................         581                  91,229,561.59                       9.33
 751 -800.................................         147                  23,047,869.18                       2.36
 801 -817.................................           7                   1,344,351.64                       0.14
                                                 -----             ------------------                     ------
                      Total...............       6,891             $   977,835,723.31                     100.00%
                                                 =====             ==================                     ======

-------------------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 650.



                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ----------------------             --------------                ----                          ------------
180.......................................           24             $     2,525,752.92                       0.26%
240.......................................            1                      97,811.64                       0.01
360.......................................        6,866                 975,212,158.75                      99.73
                                                  -----             ------------------                     ------
     Total................................        6,891             $   977,835,723.31                     100.00%
                                                  =====             ==================                     ======
------------------
(1)  The weighted average original term to maturity of the Group I Mortgage
     Loans was approximately 360 months.




                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
         -----------------------              --------------                ----                          ------------
177 -178.................................            16            $     1,478,969.96                         0.15%
179 -180.................................             8                  1,046,782.96                         0.11
239 -240.................................             1                     97,811.64                         0.01
347 -348.................................             1                    206,000.00                         0.02
351 -352.................................             1                    114,025.19                         0.01
353 -354.................................             4                    629,950.09                         0.06
355 -356.................................           124                 16,681,491.74                         1.71
357 -358.................................         4,583                647,649,407.30                        66.23
359 -360.................................         2,153                309,931,284.43                        31.70
                                                  -----            ------------------                       ------
     Total...............................         6,891            $   977,835,723.31                       100.00%
                                                  =====            ==================                       ======
-------------------
(1)  The weighted average remaining term to maturity of the Group I Mortgage
     Loans was approximately 358 months.




                                         PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                   MORTGAGE LOANS                DATE                          CUT-OFF DATE
              -------------                   --------------                ----                          ------------
Single Family ............................          5,216            $   710,949,422.12                       72.71%
PUD(1)....................................          1,009                169,008,280.87                       17.28
Condominium...............................            448                 60,753,987.17                        6.21
2 Units...................................            213                 36,506,811.41                        3.73
3 Units...................................              4                    530,882.73                        0.05
4 Units...................................              1                     86,339.01                        0.01
                                                    -----            ------------------                      ------
      Total...............................          6,891            $   977,835,723.31                      100.00%
                                                    =====            ==================                      ======

-------------------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                             OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS               MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------               --------------                ----                          ------------
Primary...................................       6,884             $   976,843,135.86                     99.90%
Second Home...............................           5                     665,130.93                      0.07
Non-Owner.................................           2                     327,456.52                      0.03
                                                 -----             ------------------                    ------
                      Total...............       6,891             $   977,835,723.31                    100.00%
                                                 =====             ==================                    ======
-------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                                    PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 PURPOSE                    MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 -------                    --------------                ----                          ------------
Purchase..................................       5,364             $   741,090,546.75                     75.79%
Cash Out Refinance........................       1,246                 194,945,863.81                     19.94
Rate/Term Refinance.......................         281                  41,799,312.75                      4.27
                                                 -----             ------------------                    ------
                      Total...............       6,891             $   977,835,723.31                    100.00%
                                                 =====             ==================                    ======




                         COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                       PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                    NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS                DATE                          CUT-OFF DATE
-----------------------------------------        --------------                ----                          ------------
 79.51-  80.00............................               1             $        73,048.99                       0.01%
 85.01-  90.00............................               1                      71,550.00                       0.01
 90.01-  95.00............................             553                  88,831,108.53                       9.08
 95.01- 100.00............................           6,336                 888,860,015.79                      90.90
                                                     -----             ------------------                     ------
                      Total...............           6,891             $   977,835,723.31                     100.00%
                                                     =====             ==================                     ======

------------------
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 99.43%.



                 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 --------                    --------------                ----                          ------------
Alabama...................................          87             $     9,194,842.50                       0.94
Arizona...................................         118                  17,466,708.23                       1.79
Arkansas..................................          29                   3,879,581.15                       0.40
California................................         351                  76,038,172.75                       7.78
Colorado..................................          99                  19,145,101.19                       1.96
Connecticut...............................          32                   5,259,743.89                       0.54
Delaware..................................          13                   1,736,194.71                       0.18
District of Columbia......................           3                     400,129.15                       0.04
Florida...................................         652                  97,571,816.06                       9.98
Georgia...................................         360                  54,777,674.72                       5.60
Idaho.....................................          17                   1,898,751.72                       0.19
Illinois..................................         497                  73,086,084.91                       7.47
Indiana...................................         318                  33,078,144.74                       3.38
Iowa......................................          50                   4,248,739.31                       0.43
Kansas....................................          64                   7,353,058.37                       0.75
Kentucky..................................         168                  19,221,004.26                       1.97
Louisiana.................................          61                   7,000,732.02                       0.72
Maine.....................................          26                   3,693,501.52                       0.38
Maryland..................................         112                  19,575,859.06                       2.00
Massachusetts.............................          78                  16,633,458.95                       1.70
Michigan..................................         490                  67,630,832.89                       6.92
Minnesota.................................         218                  37,897,484.51                       3.88
Missouri..................................         164                  18,731,211.83                       1.92
Montana...................................           1                     190,000.00                       0.02
Nebraska..................................          25                   2,835,229.61                       0.29
Nevada....................................         101                  18,445,907.04                       1.89
New Hampshire.............................          26                   5,071,523.84                       0.52
New Jersey................................         101                  19,244,340.90                       1.97
New Mexico................................          30                   3,615,100.38                       0.37
New York..................................         153                  24,380,233.46                       2.49
North Carolina............................         363                  50,550,126.20                       5.17
North Dakota..............................           5                     376,006.59                       0.04
Ohio......................................         709                  82,051,652.24                       8.39
Oklahoma..................................          25                   2,490,037.99                       0.25
Oregon....................................          88                  14,887,759.63                       1.52
Pennsylvania..............................         203                  22,195,232.35                       2.27
Rhode Island..............................          14                   2,666,417.70                       0.27
South Carolina............................         177                  20,589,409.27                       2.11
South Dakota..............................           8                   1,023,307.30                       0.10
Tennessee.................................          86                   9,118,076.12                       0.93
Texas.....................................         382                  48,083,504.50                       4.92
Utah......................................          73                  10,630,016.30                       1.09
Vermont...................................           3                     380,667.88                       0.04
Virginia..................................          89                  13,201,023.09                       1.35
Washington................................          68                  10,863,285.16                       1.11
West Virginia.............................           8                     791,251.71                       0.08
Wisconsin.................................         145                  18,555,872.16                       1.90
Wyoming...................................           1                      80,913.45                       0.01
                                                 -----             ------------------                     ------
                      Total...............       6,891             $   977,835,723.31                     100.00%
                                                 =====             ==================                     ======

-------------------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.21% in the 55106 ZIP Code.



                                       DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL                MORTGAGE LOANS                DATE                          CUT-OFF DATE
           -------------------                --------------                ----                          ------------
Full Documentation........................         6,440             $   898,304,840.35                      91.87%
No Income Verification....................           303                  51,963,971.55                       5.31
Limited Income Verification...............           111                  19,667,594.54                       2.01
Stated Plus Documentation.................            37                   7,899,316.87                       0.81
                                                   -----             ------------------                     ------
                      Total...............         6,891             $   977,835,723.31                     100.00%
                                                   =====             ==================                     ======




                                      CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------             --------------                ----                          ------------
  5.125 -  6.000..........................           191            $    34,781,424.38                       3.56%
  6.001 -  7.000..........................         2,153                353,028,365.57                      36.10
  7.001 -  8.000..........................         3,209                439,494,848.00                      44.95
  8.001 -  9.000..........................         1,239                141,445,323.61                      14.47
  9.001 - 10.000..........................            98                  9,023,165.96                       0.92
 10.001 - 10.125..........................             1                     62,595.79                       0.01
                                                   -----            ------------------                     ------
                      Total...............         6,891            $   977,835,723.31                     100.00%
                                                   =====            ==================                     ======
------------------
(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.317% per annum.




                                    GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)               MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------               --------------                ----                          ------------
  4.000 -  4.000..........................           1             $       164,877.54                       0.02%
  4.001 -  5.000..........................         143                  23,720,188.67                       2.64
  5.001 -  6.000..........................       3,076                 477,071,095.81                      53.17
  6.001 -  7.000..........................       2,750                 366,127,635.80                      40.80
  7.001 -  8.000..........................         265                  30,208,702.96                       3.37
                                                 -----             ------------------                     ------
                      Total...............       6,235             $   897,292,500.78                     100.00%
                                                 =====             ==================                     ======

--------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.018% per annum.



                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE             MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------             --------------                ----                          ------------
09/01/04..................................            1             $       257,450.00                        0.03%
11/01/04..................................            1                     323,000.00                        0.04
12/01/04..................................            3                     552,946.68                        0.06
03/01/05..................................            2                     552,563.73                        0.06
04/01/05..................................            2                     194,557.50                        0.02
05/01/05..................................            4                     586,206.52                        0.07
06/01/05..................................            1                      77,500.00                        0.01
10/01/05..................................            1                     114,025.19                        0.01
12/01/05..................................            2                     354,284.63                        0.04
01/01/06..................................            5                     957,466.80                        0.11
02/01/06..................................          103                  13,516,554.27                        1.51
03/01/06..................................        1,093                 155,647,354.79                       17.35
04/01/06..................................        1,703                 244,934,700.76                       27.30
05/01/06..................................        1,364                 192,875,403.12                       21.50
06/01/06..................................        1,276                 179,763,425.93                       20.03
07/01/06..................................           53                   9,162,736.55                        1.02
01/01/07..................................            1                     287,050.12                        0.03
03/01/07..................................           33                   4,532,334.11                        0.51
04/01/07..................................           58                   8,703,158.73                        0.97
05/01/07..................................          132                  20,821,752.29                        2.32
06/01/07..................................          173                  28,710,786.80                        3.20
07/01/07..................................            8                   1,338,955.31                        0.15
02/01/09..................................            5                     592,549.43                        0.07
03/01/09..................................           49                   7,311,519.56                        0.81
04/01/09..................................           57                   8,365,149.23                        0.93
05/01/09..................................           43                   6,626,778.15                        0.74
06/01/09..................................           61                   9,972,401.52                        1.11
07/01/09..................................            1                     159,889.06                        0.02
                                                  -----             ------------------                      ------
                      Total...............        6,235             $   897,292,500.78                      100.00%
                                                  =====             ==================                      ======
--------------------
(1)  The weighted average time until the next rate Adjustment Date for the
     Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was
     approximately 24 months.




                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
  9.750 - 10.000..........................            1             $       325,000.00                       0.04%
 11.001 - 12.000..........................          190                  34,693,669.33                       3.87
 12.001 - 13.000..........................        2,066                 339,189,387.05                      37.80
 13.001 - 14.000..........................        2,852                 393,991,232.82                      43.91
 14.001 - 15.000..........................        1,053                 122,070,646.04                      13.60
 15.001 - 15.875..........................           73                   7,022,565.54                       0.78
                                                  -----             ------------------                     ------
                      Total...............        6,235             $   897,292,500.78                     100.00%
                                                  =====             ==================                     ======

---------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.280% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
  5.125 -  6.000..........................          190           $    34,693,669.33                         3.87%
  6.001 -  7.000..........................        2,067               339,514,387.05                        37.84
  7.001 -  8.000..........................        2,852               393,991,232.82                        43.91
  8.001 -  9.000..........................        1,053               122,070,646.04                        13.60
  9.001 -  9.875..........................           73                 7,022,565.54                         0.78
                                                  -----           ------------------                       ------
                      Total...............        6,235           $   897,292,500.78                       100.00%
                                                  =====           ==================                       ======
---------------------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I
     Mortgage Loans as of the Cut-off Date was approximately 7.281% per annum.




                      INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS                DATE                          CUT-OFF DATE
      -----------------------------          --------------                ----                          ------------
1.000.....................................            5             $     1,133,396.68                      0.13%
2.000.....................................            8                   1,204,827.75                      0.13
3.000.....................................        6,222                 894,954,276.35                     99.74
                                                  -----             ------------------                    ------
                      Total...............        6,235             $   897,292,500.78                    100.00%
                                                  =====             ==================                    ======
----------------------
(1)  Relates solely to initial rate adjustments.




                     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------              --------------                ----                          ------------
1.000.....................................       6,235              $ 897,292,500.78                        100.00%
                                                 -----              ----------------                        ------
                      Total...............       6,235              $ 897,292,500.78                        100.00%
                                                 =====              ================                        ======

--------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         All of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 99.30%. There can be no assurance that the loan- to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to- Value Ratios Increase Risk of Loss."

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December 2003 or after August 2004, or has a remaining term to maturity of less than 179 months or greater than 360 months as of the Cut- off Date. The latest maturity date of any Group II Mortgage Loan is July 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $225,969. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $225,777. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $698,337 or less than approximately $29,944.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 9.250% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.054% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.250% per annum to 8.375% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 9.250% per annum and Maximum Mortgage Rates ranging from 11.125% per annum to 15.250% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.817% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.034% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.034% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 25 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):




                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)               MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------               --------------                ----                          ------------
 29,944 - 50,000.........................           23             $       950,180.45                       0.43%
 50,001 -100,000.........................          182                  14,429,124.50                       6.49
100,001 -150,000.........................          231                  28,564,696.05                      12.86
150,001 -200,000.........................          127                  22,167,424.39                       9.98
200,001 -250,000.........................           57                  12,855,534.42                       5.79
250,001 -300,000.........................           35                   9,632,590.11                       4.34
300,001 -350,000.........................           73                  24,606,731.07                      11.08
350,001 -400,000.........................          114                  42,646,100.26                      19.20
400,001 -450,000.........................           68                  28,878,014.09                      13.00
450,001 -500,000.........................           47                  22,286,441.34                      10.03
500,001 -550,000.........................           17                   8,964,941.95                       4.04
550,001 -600,000.........................            5                   2,919,487.40                       1.31
600,001 -650,000.........................            4                   2,564,673.90                       1.15
650,001 -698,337.........................            1                     698,336.77                       0.31
                                                   ---             ------------------                     ------
  Total..................................          984             $   222,164,276.70                     100.00%
                                                   ===             ==================                     ======
--------------------
(1)  The average Cut-off Date Principal Balance of the Group II Mortgage Loans
     was approximately $225,776.70.




                                       CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                   MORTGAGE LOANS                DATE                          CUT-OFF DATE
               ------------                   --------------                ----                          ------------
  574 -599................................            1             $       422,266.45                        0.19%
  600 -600................................            9                   2,223,737.90                        1.00
  601 -650................................          510                  97,240,581.65                       43.77
  651 -700................................          303                  73,358,356.74                       33.02
  701 -750................................          127                  38,563,423.61                       17.36
  751 -800................................           33                  10,163,464.27                        4.57
  801 -804................................            1                     192,446.08                        0.09
                                                    ---             ------------------                      ------
      Total...............................          984             $   222,164,276.70                      100.00%
                                                    ===             ==================                      ======
-------------------
(1)  The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 664.




                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ----------------------             --------------                ----                          ------------
  180.....................................           4             $       361,972.43                       0.16%
  360.....................................         980                 221,802,304.27                      99.84
                                                   ---             ------------------                     ------
      Total...............................         984             $   222,164,276.70                     100.00%
                                                   ===             ==================                     ======

---------------------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 360 months.



                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS                DATE                          CUT-OFF DATE
         -----------------------             --------------                ----                          ------------
 179 -180................................          4             $       361,972.43                         0.16%
 353 -354................................          3                   1,141,663.34                         0.51
 355 -356................................         13                   3,567,505.78                         1.61
 357 -358................................        626                 141,861,866.47                        63.85
 359 -360................................        338                  75,231,268.68                        33.86
                                                 ---             ------------------                       ------
     Total...............................        984             $   222,164,276.70                       100.00%
                                                 ===             ==================                       ======
-------------------
(1)  The weighted average remaining term to maturity of the Group II Mortgage
     Loans was approximately 358 months.




                                      PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                 MORTGAGE LOANS                DATE                          CUT-OFF DATE
              -------------                 --------------                ----                          ------------
Single Family ............................        726             $   156,626,841.75                       70.50%
PUD(1)....................................        169                  43,841,896.43                       19.73
Condominium...............................         57                  13,146,718.38                        5.92
2 Units...................................         32                   8,548,820.14                        3.85
                                                  ---             ------------------                      ------
      Total...............................        984             $   222,164,276.70                      100.00%
                                                  ===             ==================                      ======
-------------------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.




                                    OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                 MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------                 --------------                ----                          ------------
Primary...................................         984                $ 222,164,276.70                      100.00%
                                                   ---                ----------------                      ------
                      Total...............         984                $ 222,164,276.70                      100.00%
                                                   ===                ================                      ======

------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.



                                         PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 PURPOSE                    MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 -------                    --------------                ----                          ------------
Purchase..................................        772             $   169,031,447.55                      76.08%
Cash Out Refinance........................        171                  44,381,965.24                      19.98
Rate/Term Refinance.......................         41                   8,750,863.91                       3.94
                                                  ---             ------------------                     ------
                      Total...............        984             $   222,164,276.70                     100.00%
                                                  ===             ==================                     ======




                       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)


                                                                      PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                   NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS                DATE                          CUT-OFF DATE
-----------------------------------------       --------------                ----                          ------------
 84.89- 85.00.............................              3             $     1,185,014.42                       0.53%
 85.01- 90.00.............................              1                     470,346.89                       0.21
 90.01- 95.00.............................             84                  20,122,162.57                       9.06
 95.01-100.00.............................            896                 200,386,752.82                      90.20
                                                      ---             ------------------                     ------
                      Total...............            984             $   222,164,276.70                     100.00%
                                                      ===             ==================                     ======

------------------
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 99.30%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS                DATE                          CUT-OFF DATE
                 --------                    --------------                ----                          ------------
Alabama...................................           7             $       872,890.19                        0.39%
Arizona...................................          12                   1,636,233.55                        0.74
Arkansas..................................           7                   1,073,844.64                        0.48
California................................         157                  59,641,064.71                       26.85
Colorado..................................          16                   5,131,744.74                        2.31
Connecticut...............................           2                     485,895.58                        0.22
Delaware..................................           2                     293,009.05                        0.13
District of Columbia......................           4                   1,020,952.29                        0.46
Florida...................................         107                  23,166,757.51                       10.43
Georgia...................................          29                   6,616,113.98                        2.98
Illinois..................................          63                  13,142,294.59                        5.92
Indiana...................................          35                   4,012,524.35                        1.81
Iowa......................................           7                     512,854.09                        0.23
Kansas....................................           5                     577,760.66                        0.26
Kentucky..................................          24                   3,031,528.49                        1.36
Louisiana.................................           8                     762,841.30                        0.34
Maine.....................................           5                     714,766.25                        0.32
Maryland..................................          23                   6,349,538.40                        2.86
Massachusetts.............................          18                   5,534,644.26                        2.49
Michigan..................................          60                  11,405,156.43                        5.13
Minnesota.................................          21                   5,761,011.76                        2.59
Missouri..................................          17                   2,195,567.92                        0.99
Nebraska..................................           4                     398,757.43                        0.18
Nevada....................................          17                   4,355,163.29                        1.96
New Hampshire.............................           2                     433,400.00                        0.20
New Jersey................................          16                   4,977,617.94                        2.24
New Mexico................................           4                     438,168.47                        0.20
New York..................................          37                  11,652,502.33                        5.24
North Carolina............................          43                   8,709,172.79                        3.92
Ohio......................................          73                   9,959,367.48                        4.48
Oklahoma..................................           1                     199,840.06                        0.09
Oregon....................................           6                   1,320,235.14                        0.59
Pennsylvania..............................          21                   2,789,035.95                        1.26
Rhode Island..............................           4                     781,120.37                        0.35
South Carolina............................          21                   3,502,369.15                        1.58
Tennessee.................................          16                   2,298,955.73                        1.03
Texas.....................................          38                   5,088,567.05                        2.29
Utah......................................          12                   2,251,790.16                        1.01
Virginia..................................          15                   3,999,950.76                        1.80
Washington................................           9                   2,376,578.01                        1.07
Wisconsin.................................          16                   2,692,689.85                        1.21
                                                   ---             ------------------                      ------
                      Total...............         984             $   222,164,276.70                      100.00%
                                                   ===             ==================                      ======

---------------------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 1.08% in the 92562 ZIP Code.



                                DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL              MORTGAGE LOANS                DATE                          CUT-OFF DATE
           -------------------              --------------                ----                          ------------
Full Documentation........................        895             $   195,837,256.78                       88.15%
No Income Verification....................         50                  14,955,514.05                        6.73
Stated Plus Documentation.................         20                   6,355,078.26                        2.86
Limited IncomeVerification................         19                   5,016,427.61                        2.26
                                                  ---             ------------------                      ------
                      Total...............        984             $   222,164,276.70                      100.00%
                                                  ===             ==================                      ======




                                CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------           --------------                ----                          ------------
   5.125-  6.000..........................          45             $    13,495,283.86                       6.07%
   6.001-  7.000..........................         402                 111,742,901.11                      50.30
   7.001-  8.000..........................         387                  75,499,886.79                      33.98
   8.001-  9.000..........................         140                  20,647,657.52                       9.29
   9.001-  9.250..........................          10                     778,547.42                       0.35
                                                   ---             ------------------                     ------
                      Total...............         984             $   222,164,276.70                     100.00%
                                                   ===             ==================                     ======

------------------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.054% per annum.



                          GROSS MARGINS OF THE ADJUSTABLE-RATEGROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)               MORTGAGE LOANS                DATE                          CUT-OFF DATE
             ----------------               --------------                ----                          ------------
 3.250-  4.000............................           1             $       288,471.00                     0.14%
 4.001-  5.000............................          38                  12,942,413.49                     6.08
 5.001-  6.000............................         535                 136,518,911.06                    64.09
 6.001-  7.000............................         325                  60,057,555.22                    28.20
 7.001-  8.000............................          26                   2,976,158.10                     1.40
 8.001-  8.375............................           1                     219,881.06                     0.10
                                                   ---             ------------------                   ------
      Total...............................         926             $   213,003,389.93                   100.00%
                                                   ===             ==================                   ======
-------------------
(1)  The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage
     Loans as of the Cut-off Date was approximately 5.817% per annum.




                   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE           MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------           --------------                ----                          ------------
 04/01/05 ................................          2             $       738,920.17                        0.35%
 06/01/05 ................................          1                     192,446.08                        0.09
 11/01/05 ................................          1                     422,266.45                        0.20
 12/01/05 ................................          1                     249,050.00                        0.12
 01/01/06 ................................          1                     376,517.75                        0.18
 02/01/06 ................................         12                   3,190,988.03                        1.50
 03/01/06 ................................        157                  36,555,052.87                       17.16
 04/01/06 ................................        211                  50,420,258.34                       23.67
 05/01/06 ................................        241                  50,699,491.33                       23.80
 06/01/06 ................................        172                  40,393,024.83                       18.96
 07/01/06 ................................         12                   3,601,628.08                        1.69
 03/01/07 ................................          4                     828,072.20                        0.39
04/01/07 .................................          9                   1,897,174.70                        0.89
05/01/07 .................................         26                   5,719,181.95                        2.69
06/01/07 .................................         37                   7,443,812.76                        3.49
07/01/07 .................................          3                     352,055.33                        0.17
11/01/08 .................................          1                     470,346.89                        0.22
03/01/09 .................................         13                   3,253,720.79                        1.53
04/01/09 .................................          9                   2,366,615.09                        1.11
05/01/09 .................................          3                     618,798.34                        0.29
06/01/09 .................................         10                   3,213,967.95                        1.51
                                                  ---             ------------------                      ------
                      Total...............        926             $   213,003,389.93                      100.00%
                                                  ===             ==================                      ======

-------------------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 25 months.



                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
11.125- 12.000............................          44             $    13,347,283.86                       6.27%
12.001- 13.000............................         394                 109,748,282.73                      51.52
13.001- 14.000............................         351                  69,670,196.99                      32.71
14.001- 15.000............................         129                  19,595,658.77                       9.20
15.001- 15.250............................           8                     641,967.58                       0.30
                                                   ---             ------------------                     ------
                      Total...............         926             $   213,003,389.93                     100.00%
                                                   ===             ==================                     ======
---------------------
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 13.034% per annum.




                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS                DATE                          CUT-OFF DATE
        -------------------------            --------------                ----                          ------------
 5.125-  6.000............................          44             $    13,347,283.86                        6.27%
 6.001-  7.000............................         394                 109,748,282.73                       51.52
 7.001-  8.000............................         351                  69,670,196.99                       32.71
 8.001-  9.000............................         129                  19,595,658.77                        9.20
 9.001-  9.250............................           8                     641,967.58                        0.30
                                                   ---             ------------------                      ------
                      Total...............         926             $   213,003,389.93                      100.00%
                                                   ===             ==================                      ======
--------------------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 7.034% per annum.




                     INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS                DATE                          CUT-OFF DATE
      -----------------------------          --------------                ----                          ------------
2.000.....................................           3             $       931,366.25                       0.44%
3.000.....................................         923                 212,072,023.68                      99.56
                                                   ---             ------------------                     ------
                      Total...............         926             $   213,003,389.93                     100.00%
                                                   ===             ==================                     ======
-------------------
(1)  Relates solely to initial rate adjustments.




                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS                DATE                          CUT-OFF DATE
          ---------------------              --------------                ----                          ------------
1.000.....................................       926                 $ 213,003,389.93                      100.00%
                                                 ---                 ----------------                      ------
                      Total...............       926                 $ 213,003,389.93                      100.00%
                                                 ===                 ================                      ======

----------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.